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                                                                   EXHIBIT 10.59


                         NETWORK COMPUTING DEVICES, INC.



                                 WARRANT                                  NO. 12

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION UNDER SUCH ACT AND THE RULES AND REGULATIONS THEREUNDER. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

Void after 5:00 p.m. December 28, 2005         Warrants To Purchase Common Stock
(unless earlier redeemed under                          Dated: December 28, 2000
the circumstances described herein)


                        WARRANT CERTIFICATE REPRESENTING
                      WARRANTS TO PURCHASE COMMON STOCK OF
                         NETWORK COMPUTING DEVICES, INC.

     FOR VALUE RECEIVED, NETWORK COMPUTING DEVICES, INC., a corporation organized and existing under the laws of Delaware (the "Company"), hereby certifies that the holder identified on the final page (the "Holder") of this Redeemable Warrant (the "Warrants", and each right to purchase a share of Common Stock, a "Warrant") is entitled, subject to the terms set forth below, at any time or from time to time hereafter, but not later than December 28, 2005, to purchase from the Company fully paid and non-assessable shares of Common Stock in the amount set forth opposite the Holder's name. These Warrants and all rights hereunder, to the extent such rights shall not have been exercised, shall terminate and become null and void at 5:00 p.m., New York time, on December 28, 2005, unless earlier redeemed under the circumstances described herein.

                                   DEFINITIONS

     The terms defined below, whenever used in this Warrant, shall have the respective meanings hereinafter specified. Whenever used in this Warrant, any noun or pronoun shall be deemed to include both the singular and plural and to cover all genders.

     "Assignment" means the form of Assignment appearing at the end of this Warrant.

     "Common Stock" means the Company's authorized Common Stock, $.001 par value.


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     "Commission" means the United States Securities and Exchange Commission, or
any other Federal agency then administering the Securities Act.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any similar or successor U.S. federal statute, and the rules and regulations of the Commission (or its successor) thereunder, all as the same shall be in effect at the time.

     "Exercise Period" means the period commencing on the date hereof and terminating at 5:00 p.m., New York time, on December 28, 2005, unless earlier redeemed.

     "Exercise Price" means the price per share of Common Stock set forth in
Section 1A hereof, as such price may be adjusted from time to time pursuant to
Section 1.

     "Form of Subscription" means the Form of Subscription appearing at the end of this Warrant.

     "Holder" means the person in whose name this Warrant is registered on the books of the Company maintained for such purpose.

     "Securities Act" means the Securities Act of 1933, as amended, or any similar U.S. Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.


SECTION 1. EXERCISE OF WARRANTS: TERM; EXERCISE PRICE;
           ADJUSTMENTS OF EXERCISE PRICE

     1A. EXERCISE OF WARRANTS. Subject to the conditions of this Section 1, the holder of any Warrant at the holder's option may exercise such holder's rights under all or any part of the Warrants to purchase shares of the Company's Common Stock (the "Warrant Shares") at a price (the "Exercise Price") at any time on or after the date hereof equal to Seventy Five Cents ($.75) per share, subject to adjustment as hereinafter provided.

     1B. ADJUSTMENT OF EXERCISE PRICE FOR OTHER TRANSACTIONS. If and whenever after the date hereof the Company shall issue or sell any shares of its Common Stock for a consideration per share less than the Exercise Price in effect immediately prior to the time of such issue or sale then, forthwith upon such issue or sale, the Exercise Price with respect to the exercise of any Warrant subsequent to such event shall be reduced to the lower of the prices (calculated to the nearest cent) determined as follows:

          (a) by dividing (1) an amount equal to the sum of (A) the aggregate number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Exercise Price, and (B) the consideration, if any, received by the Company upon such issue or sale, by
     (ii) the aggregate number of shares of Common Stock of all classes outstanding immediately after such issue or sale; and


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


          (b) by multiplying the Exercise Price in effect immediately prior to the time of such issue or sale by a fraction, the numerator of which shall be (1) the sum of (A) the aggregate number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Market Price immediately prior to such issue or sale plus (B) the consideration received by the Company upon such issue or sale; and the denominator of which shall be (2) the product of (A) the aggregate number of shares of Common Stock of all classes outstanding immediately after such issue or sale, multiplied by (B) the Market Price immediately prior to such issue or sale.

No adjustment of the Exercise Price, however, shall be made in an amount less than 1% of the Exercise Price, but any such lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, PROVIDED, HOWEVER, upon the exercise of the Warrants, the Company shall make all necessary adjustments not theretofore made to the Exercise Price up to and including the date upon which the Warrant is exercised.

     1C. SUBDIVISION OR COMBINATION OF STOCK. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the number of shares issuable on exercise of this Warrant shall be proportionately increased, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the number of shares issuable on exercise of this Warrant shall be proportionately reduced.

     1D. CHANGES IN COMMON STOCK. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or sale, transfer or other disposition of all or substantially all of its properties to another corporation, shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby each holder of Warrants shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the shares of the Common Stock of the Company immediately theretofore issuable upon exercise of the Warrants, such shares of stock, securities or properties, if any, as may be issuable or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore issuable upon exercise of the Warrants had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of each holder of Warrants to the end that the provisions hereof (including without limitation provisions for adjustment of the Exercise Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or properties thereafter deliverable upon the exercise thereof. The Company shall not effect any such consolidation, merger, sale, transfer or other disposition, unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing or otherwise acquiring such properties shall assume, by written instrument executed and mailed or delivered to the holders of Warrants at the last address of such holders appearing on the books of the Company, the obligation to deliver to such holders such shares of stock, securities or properties as, in accordance with the foregoing provisions, such holders may be entitled to acquire. The above provisions of this subparagraph shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers, or other dispositions.

     1E. NOTICE OF ADJUSTMENT. Upon any adjustment of the Exercise Price, then and in each such case the Company shall give written notice thereof to the registered Holder, which notice shall state the Warrant price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Upon written request of the Holder, the Company shall promptly obtain the opinion of a firm of independent certified public accountants (which may be the regular auditors of the Company) of recognized national standing selected by the Company's Board of Directors, which opinion shall state the Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock issuable upon Exercise of the Warrant or Warrants held by each holder of Warrants, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The good faith determination of the Board of Directors based upon such accountants opinion shall be final and binding with respect to any adjustment required hereunder.

     1F. CERTAIN EVENTS. If any event occurs as to which in the opinion of the Board of Directors of the Company the other provisions of Section 1 hereof are not strictly applicable or if strictly applicable would not fairly protect the conversion rights of the holders of the Warrants in accordance with the essential intent and principles of such provisions, then such Board of Directors shall appoint a firm of independent certified public accountants (which may be the regular auditors of the Company) of recognized national standing, which shall give their opinion upon the adjustment, if any, on a basis consistent with such essential intent and principles, necessary to preserve, without dilution, the rights of the holders of the Warrants. Upon receipt of such opinion by the Board of Directors, the Company shall forthwith make the adjustments described therein; PROVIDED, HOWEVER, that no such adjustment pursuant to this Section 1F shall have the effect of increasing the Exercise Price as otherwise determined pursuant to Section 1 hereof except in the event of a combination of shares of the type contemplated in Section ID and then in no event to an amount larger than the exercise price as adjusted pursuant to Section ID.

     1G. PROHIBITION OF CERTAIN ACTIONS. The Company will not (i) authorize or issue, or agree to authorize or issue, any shares of its capital stock of any class preferred as to dividends or as to the distribution of assets upon voluntary or involuntary liquidation, dissolution or winding-up of the Company otherwise than for full and fair consideration in hand paid to the Company concurrent with any such issuance; or (ii) take any action which would result in any adjustment of the Exercise Price if the total number of shares of Common Stock issuable after such action upon exercise of all of the Warrants would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation.

     1H. STOCK TO BE RESERVED. The Company will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon the exercise of Warrants as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants, and the Company will maintain at all times all other rights and privileges sufficient to enable it to fulfill all its obligations hereunder.

     1I. REGISTRATION AND LISTING OF COMMON STOCK. If any shares of Common Stock required to be reserved for purposes of exercise of Warrants hereunder require registration with or approval of any governmental authority under any Federal or state law (other than the Securities Act) before such shares may be issued upon exercise, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be. Shares of Common Stock issuable upon exercise of the Warrants shall be registered by the Company under the Securities Act or similar statute then in effect. If and so long as the Common Stock is listed on any national securities exchange or quoted on the Nasdaq Stock Market, the Company will, at its expense, obtain promptly and maintain the approval for listing or quotation thereon upon official notice of issuance, of shares of Common Stock issuable upon exercise of the then outstanding Warrants and maintain the listing or quotation of such shares after their issuance; and the Company will also cause the listing on such national securities exchange or quotation on Nasdaq, will register under the Exchange Act and will maintain such listing or quotation of, any other securities that at any time are issuable upon exercise of the Warrants, if and at the time that any securities of the same class shall be listed on such national securities exchange or quoted on Nasdaq by the Company or shall require registration under the Exchange Act. The Shares are subject to a separate Registration Rights Agreement.

     1J. NO CHARGE FOR ISSUANCE. The issuance of certificates for shares of Common Stock upon exercise of Warrants shall be made without charge to the holders of the Warrants, other then payment of the exercise price.

     1K. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any Warrant or of any shares of Common Stock issued or issuable upon the exercise of any Warrant in any manner which interferes with the timely exercise of such Warrant.

     1L. NO RIGHTS OR LIABILITIES AS SHAREHOLDERS. No Warrant shall entitle any holder thereof to any of the rights of a shareholder of the Company. No provision of this Warrant, in the absence of the actual exercise of such Warrant or any part thereof by the holder thereof into Common Stock issuable upon such exercise, shall give rise to any liability on the part of such holder as a shareholder of the Company, whether such liability shall be asserted by the Company or by creditors of the Company.

     1M. FRACTIONAL SHARES. The Company shall not issue fractional shares of Common Stock or scrip representing fractional shares of Common Stock upon any exercise of this Warrant. As to any fractional share of Common Stock which the Holder would otherwise be entitled to purchase from the Company upon such exercise, the Company shall purchase from the Holder such fractional share at a price equal to an amount calculated by multiplying such fractional share (calculated to the nearest 1/100th of a share) by its Market Price on the date the Form of Subscription is received by the Company. Payment of such amount shall be made in cash or by check payable to the order of the Holder at the time of delivery of any certificate or certificates arising upon such exercise.

SECTION 2. METHOD OF EXERCISE OF WARRANTS

     The Warrants may be exercised by the surrender of this Certificate, with the Form of Subscription attached hereto duly executed by the holder, to the Company at its principal office, accompanied by payment of the Exercise Price for the number of shares of Common Stock specified. The Warrants may be exercised for less than the full number of shares of Common Stock called for hereby by surrender of this Certificate in the manner and at the place provided above, accompanied by payment for the number of shares of Common Stock being purchased. If the Warrants should be exercised in part only, the Company shall, upon surrender of this Warrant Certificate for cancellation, execute and deliver a new Warrant Certificate evidencing the right of the holder to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant Certificate at the office of the Company, in proper form for exercise, accompanied by the full Exercise Price in cash or certified or bank cashier's check, the holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Common Stock shall not then be actually delivered to the holder.

     As soon as practicable after the exercise of these Warrants in whole or in part and, in any event, within ten (10) days thereafter, the Company at its expense will cause to be issued in the name of and delivered to the holder a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (and any new Warrants) to which the holder shall be entitled upon such exercise. Each certificate for shares of Common Stock so delivered shall be in such denominations as may be requested by the holder and shall be registered in the name of the holder or such other name as the holder may designate.

SECTION 3. PAYMENT OF TAXES

     The issuance of certificates for shares of Common Stock upon exercise of the Warrants shall be made without charge to the holders of the Warrants exercised for any issuance tax in respect thereto; PROVIDED, HOWEVER, that the Company shall not be required to pay any tax which may be payable in respect of any transfer of any certificate or Warrant.

SECTION 4. MUTILATED OR MISSING WARRANT CERTIFICATES

     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant Certificate, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification and upon surrender and cancellation of this Warrant Certificate, if mutilated, the Company will execute and deliver a new Warrant Certificate of like tenor and date.

SECTION 5. RESTRICTIONS ON TRANSFER; REGISTRATION RIGHTS

     5A. IN GENERAL. This Warrant and the Common Stock issued upon the exercise hereof shall not be transferable except upon the conditions hereinafter specified, which conditions are intended to insure compliance with the provisions of the Securities Act and any applicable state securities laws in respect of the transfer of this Warrant or any such Common Stock.

     5B. RESTRICTIVE LEGENDS. This Warrant (including each Warrant issued upon the transfer of any Warrant) shall bear on the face thereof a legend substantially in the form of the notice endorsed on the first page of this Warrant.

     Each certificate for shares of Common Stock initially issued upon the exercise of this Warrant and each certificate for shares of Common Stock issued to a subsequent transferee of such certificate shall, bear on the face thereof a legend reading substantially as follows:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION UNDER SUCH ACT AND THE RULES AND REGULATIONS THEREUNDER. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

     In the event that a registration statement covering the shares of Common Stock issued upon exercise of this Warrant shall become effective under the Securities Act or in the event that the Company shall receive an opinion of its counsel that, in the opinion of such counsel, such legend is not, or is no longer, necessary or required (including, without limitation, because of the availability of the exemption afforded by Rule 144 of the Regulations of the Securities and Exchange Commission), the Company shall, or shall instruct its transfer agents and registrars to, remove such legend from the certificates evidencing such shares of Common Stock or issue new certificates without such legend in lieu thereof.

     5C. NOTICE OF PROPOSED TRANSFER; REGISTRATION NOT REQUIRED. The Holder of this Warrant or the holder of any shares of Common Stock issuable upon the exercise hereof (the "Warrant Shares") by acceptance hereof or thereof, agrees to give written notice to the Company, prior to any transfer of this Warrant, the Warrant Shares or any portion hereof or thereof, of its intention to make such transfer which notice shall include a brief description of such proposed transfer.

     If in the opinion of counsel to the Company or counsel to the transferor reasonably acceptable to the Company the proposed transfer may be effected without registration or qualification under any Federal or state law whereupon the Holder shall be entitled to transfer this Warrant or Warrant shares in accordance with the terms of the notice delivered to the Company and the opinion of counsel. The Company shall not be required to implement any unregistered transfer of the Warrant or Warrant Shares without such opinion of counsel.

     5D. REQUIRED REGISTRATION AND QUALIFICATION. Upon the written request of the Holder, Company shall include the Warrant Shares in any registration under the Securities Act filed by the Company (other than a registration limited to employees or other specified transaction offerees) provided that on notice of such registration, the Holder of the Warrant or Warrant Shares shall request inclusion therein and specify the number of shares to be registered or qualified and the jurisdictions in which such registration or qualification is desired. Promptly upon receipt of any request pursuant to this Section 5D the Company shall promptly (a) take such steps as are reasonably necessary or appropriate to prepare for registration and qualification of shares of Common Stock and (b) give written notice to the holders of the Warrants and shares of Common Stock issuable upon the exercise thereof of a proposed registration or qualification by the Company under the Securities Act and under the securities or blue sky laws of the requested jurisdictions and shall as expeditiously as possible, in good faith, use its best efforts to effect any such registration or qualification of:

     (i) the number of shares of Common Stock issuable upon the exercise hereof designated in such request, and

     (ii) the number of shares of Common Stock issuable upon the exercise of any other Warrants the holders of which shall have requested the Company, in writing within 30 days after the date of such notice by the Company, to have such shares of Common Stock registered or qualified;

all to the extent requisite to permit the disposition (in accordance with the intended methods thereof) by the prospective sellers of the shares of Common Stock to be registered or qualified, with notification to or approval of, any governmental authority under any Federal or state law, or any listing with any securities exchange or qualification on the Nasdaq Stock Market, which may be required to permit the sale or disposition of any shares of Common Stock issuable upon the exercise of such Warrants which the holders thereof propose to make, and the Company will keep effective and current such registration or qualification for such period as may be reasonably necessary to effect such sale or disposition, not to exceed nine (9) months after the effective date of such registration statement.

     If the managing underwriter, to be selected by the Company, subject to reasonable approval by the person(s) holding a majority of the shares of Common Stock being registered, advises the prospective sellers in writing that the aggregate number of shares of Common Stock to be sold in the proposed distribution should be less than the number of shares of Common Stock requested to be registered, the number of shares of Common Stock to be sold by each prospective seller shall be reduced, so that each prospective seller may sell that proportion of the shares of Common Stock to

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be sold in the proposed distribution which the number of shares of Common Stock issuable upon the exercise of its Warrant proposed to be sold by such prospective seller bears to the aggregate number of shares of Common Stock issuable upon the exercise of the Warrants proposed to be sold by all prospective sellers.

     5E. ALLOCATION OF EXPENSES. If the Company is required by the provisions hereof to use its best efforts to effect the registration or qualification under the Securities Act or any state securities or blue sky laws of any of the shares of Common Stock issuable upon the exercise of the Warrants, the Company will pay all expenses in connection therewith, including, without limitation, (a) all expenses incident to filing with the National Association of Securities Dealers, Inc., (b) registration fees, (c) printing expenses, (d) accounting and legal fees and expenses, (e) expenses of any special audits incident to or required by any such registration or qualification, (f) premiums for insurance in such amount, if any, deemed appropriate by the managing underwriter and (g) expenses of complying with the securities or blue sky laws of any jurisdictions in connection with such registration or qualification; provided, however, the Company shall not be (i) liable for any discounts or commissions to any underwriter.

     5F. CROSS-INDEMNIFICATION. In connection with any registration or qualification of securities hereunder, the Company hereby indemnifies the Holder and the holders of any shares of Common Stock issuable upon the exercise hereof and each underwriter thereof, including each person, if any, who controls the Holder or such stockholder or underwriter within the meaning of Section 15 of the Securities Act, against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) caused by any untrue, or alleged untrue, statement of a material fact contained in any registration statement, preliminary prospectus, prospectus or notification or offering circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or caused by any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished in writing to the Company by the Holder expressly for use therein. The Company and each officer, director and controlling person of the Company or underwriter within the meaning of Section 15 of the Securities Act are hereby indemnified by the Holder and by the holders of any shares of Common Stock issuable upon the exercise hereof against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) caused by any untrue, or alleged untrue, statement of a material fact contained in any registration statement, preliminary prospectus or notification or offering circular (as amended or supplemented) or caused by any omission, or alleged omission, to state therein a material fact necessary to make the statements therein not misleading, but only to the extent that such alleged untrue statement or alleged omission was based upon information furnished in writing to the Company by the Holder or any such stockholder expressly for use therein.

     Promptly upon receipt by a party indemnified under this Section 5F of notice of the commencement of any action against such indemnified party in respect of which indemnity or reimbursement may be sought against any indemnifying party under this Section 5F, such indemnified party shall notify the indemnifying party in writing of the commencement of such action, but the failure so to notify the indemnifying party shall not relieve it of any liability which it may have to any indemnified party otherwise than under this Section 5F unless such failure shall materially adversely affect the defense of such action. In case notice of commencement of any such action shall be given to the indemnifying party as above provided, the indemnifying party shall be entitled to participate in and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and satisfactory to such indemnified party. The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the indemnified party unless (a) the indemnifying party agrees to pay the same, (b) the indemnifying party fails to assume the defense of such action with counsel reasonably satisfactory to the indemnified party or (c) the named parties to any such action (including any impleaded parties) have been advised by such counsel that representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party). No indemnifying party shall be liable for any settlement entered into without its consent.

     5G. SUPPLYING INFORMATION. The Company, the Holder and each holder of shares of Common Stock issuable upon the exercise hereof shall cooperate with each other in supplying such information as may be necessary for any of such parties to complete and file any information reporting forms presently or hereafter required by the Commission or any commissioner or other authority administering the blue sky or securities laws of any jurisdiction where shares of Common Stock are proposed to be sold pursuant hereto.

     5H. COMPLIANCE WITH RULE 144. At the request of any Holder of this Warrant or holder of shares of Common Stock issuable upon the exercise hereof who proposes to sell shares of Common Stock issuable upon the exercise hereof in compliance with Rule 144 of the Commission, or any similar Rule, assuming that at such time the provisions of such Rule are applicable to such Holder or holder and, in the event the Holder or holder is or could be deemed an "affiliate" of the Company, and the Company is then required to file reports under Section 13 or 15(d) of the Exchange Act, the Company shall (a) forthwith furnish to such Holder or holder a written statement as to its compliance with the filing requirements of the Commission as set forth in such Rule and (b) make such additional filings of reports with the Commission as will enable the Holder or holder to make sales of shares of Common Stock issued upon exercise hereof pursuant to such Rule.

SECTION 6 MISCELLANEOUS

     6A. NONWAIVER. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers or remedies.

     6B. NOTICE GENERALLY. Any notice, demand or delivery to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed to (a) the Holder at its last known address appearing on the books of the Company maintained for such purpose or (b) the Company at its principal office referred to in the Purchase Agreement. The Holder and the Company may each designate a different address by notice to the other pursuant to this Section 6B.

     6C. SUCCESSORS AND ASSIGNS. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder.

     6D. AMENDMENT. This Warrant may not be modified or amended except by written agreement of the parties.

     6E. HEADINGS. The headings of the Sections of this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

     6F. GOVERNING LAW. Except to the extent the corporation statute of Delaware applies, this Agreement shall be governed by and construed and enforced under the laws of California without reference to the principles of the conflicts of laws thereof.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, as of the day and year first above written.


WARRANT NO. 12                              WARRANTS TO PURCHASE
                                            600,000 WARRANT SHARES

ISSUED TO: Dr. Guenther E. Pfaff


                         NETWORK COMPUTING DEVICES, INC.


                             By:_______________________________
                                Name: Rudolph G. Morin
                                Title: President and Chief Executive Officer



                        Dated: Mountain View, California
                                December 28, 2000

                              FORM OF SUBSCRIPTION


                                                    DATE: _______________, 19___

WARRANT # ____________

TO: NETWORK COMPUTING DEVICES, INC.

     The Undersigned, the holder of the within Warrants, hereby, irrevocably elects to exercise all or part of the purchase right represented by such Warrants for, and to purchase thereunder, shares of Common Stock of NETWORK COMPUTING DEVICES, INC. (the "Company") and herewith makes payment of $__________ to the Company, evidenced by delivery of the Holder's certified or bank check and requests that the certificate representing such shares be issued in the name of, and be delivered to Holder, at the address indicated below.


___________________________
                                      (Name of Holder)

___________________________
                                      (Authorized Signatory)

                                                     ___________________________

                                      (Address)

___________________________
(Telephone #)

                                 ASSIGNMENT FORM

                    (To be executed only upon the assignment
                             of the within Warrant)

TO:  NETWORK COMPUTING DEVICES, INC.


     FOR VALUE RECEIVED the undersigned registered Holder of the within Warrant hereby sells, assigns and transfers unto________________________________________

whose address is________________________________________________________________

all of the rights of the undersigned under the within Warrant, with respect to a certain Warrant to purchase shares of Common Stock of NETWORK COMPUTING DEVICES, INC. and if such shares of Common Stock shall not include all the shares of Common Stock issuable as provided in the within Warrant, then a new Warrant of like tenor for the number of shares of Common Stock of NETWORK COMPUTING DEVICES, INC., not being transferred hereunder shall be issued in the name of and delivered to the undersigned, and does hereby irrevocably constitute and appoint_________________________________________________________________________

___________________________________________________________________

as attorney in fact to register such transfer on the books of The Company maintained for the purpose, with full power of substitution in the premises.

Dated ________________, ______

Signature Guaranteed:                       By:
                                                (Signature of Registered Holder)




By:
  [TITLE:                              ]

NOTICE: The signature to this Assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

The signature to this Assignment must be guaranteed by a commercial bank or trust company of the United States or a member firm of the New York Stock Exchange.